Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Finch Investment Group, LLC (the “Company”)

Capital One Securities, Inc.

Amherst Pierpont Securities LLC

(together, the “Specified Parties”)

Re: FCI Funding 2021-1, LLC – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “2021-1 Initial Pool Cut as 1.31.21 prepared on 2.24.21.xlsx” provided by the Company on February 24, 2021 (the “Data File”), containing certain information related to 67,765 Tax Liens as of January 31, 2021, which we were informed are intended to be included as collateral in the offering by FCI Funding 2021-1, LLC. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages are within $0.01 and 0.1%, respectively.

•	The term “Calculation Methodology” means the recomputation methodologies provided by the Company pertaining to a procedure, attribute, or value.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value, as described in Exhibit C.

•	The term “Sources” means some or all of the following documents for each of the Selected Tax Liens (defined below):

•	Screenshots furnished and represented by the Company to be from the Company’s internal servicing system used to service and maintain the Tax Liens (the “FIG System Screenshots”).

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

•

Scanned copies of the Certificate of Details, Certificate of Purchase, Certificate of Sale, County Assessor Report, County Property Appraiser, Notice of Valuation, and Tax Certificate, which were furnished and represented by the Company to be copies of the original documents.

•

Screenshots furnished and represented by the Company to be from County Tax Certificate Auction Site, County Tax Certificate Auction Summary, County Tax Certificate Sale Site, County Tax Lien Auction Site, County Tax Lien Auction Summary, County Tax Lien Sale System, Initial Take Notice, National Tax Lien Association Property Description, and Tax Certificate Auction Site.

•	Electronic mail correspondence from the Company listing property types and use codes corresponding to the Property Type appearing in the Data File (the “Property Type Listing”).

•	“Penalty Rate Statutory Lists” containing penalty rates for the Illinois and New Jersey provided by the Company.

•

Scanned copies of the Amended Table of Equalized Valuations 2020 listing the equalized ratio for each county in New Jersey for the purpose of recomputing the Market Value, and the Opinion on the amendments to N.J.S.A. 54:5-61, listing the reimbursable fees for the State of New Jersey for the purpose of comparing the Reimbursable Fee (the “NJ Additional Support”), provided by the Company.

We were instructed by the Company to perform the following agreed-upon procedures on the Tax Liens in the Data File.

A.

We were instructed by the Company to randomly select a sample of 100 Tax Liens from the Data File (the “Selected Tax Liens”), listed in Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Tax Liens that we were instructed to randomly select from the Data File.

B.

For each Selected Tax Liens, we compared the attributes listed below to the corresponding information set forth in the Sources (subject to the Instructions). Where more than one document is indicated, we used the highest priority document that we could locate in the Sources. The document priority is the order provided by the Company, which is listed in the “Source Document(s)” column, with the highest priority document listed first.

Attribute	Source Document(s)

Purchase Date	Certificate of Sale, County Tax Lien Auction Site, County Tax Lien Auction Summary, County Tax Lien Sale System, FIG System Screenshot, Tax Certificate

Tax Year	Certificate of Details, Certificate of Sale, County Tax Lien Auction Site, County Tax Lien Auction Summary, County Tax Lien Sale System, FIG System Screenshot, Tax Certificate, Tax Certificate Auction Site

Address	Certificate of Details, Certificate of Sale, County Property Appraiser, County Tax Lien Auction Site, County Tax Lien Auction Summary, County Tax Lien Sale System, FIG System Screenshot, Tax Certificate, Tax Certificate Auction Site, and Instructions

County	Certificate of Details, Certificate of Purchase, Certificate of Sale, County Property Appraiser, County Tax Certificate Auction Site, County Tax Lien Auction Site, County Tax Lien Auction Summary, County Tax Lien Sale System, FIG System Screenshot, Notice of Valuation, Tax Certificate

Attribute	Source Document(s)

State	Certificate of Details, Certificate of Purchase, Certificate of Sale, County Property Appraiser, County Tax Certificate Auction Site, County Tax Lien Auction Site, County Tax Lien Auction Summary, County Tax Lien Sale System, FIG System Screenshot, Notice of Valuation, Tax Certificate

Property Type	Certificate of Details, Certificate of Sale, County Property Appraiser, County Tax Certificate Auction Site, County Tax Lien Auction Site, County Tax Lien Auction Summary, County Tax Lien Sale System, National Tax Lien Association Property Description, Notice of Valuation, Tax Certificate

Current Interest Rate	Certificate of Details, Certificate of Purchase, Certificate of Sale, County Tax Lien Auction Site, County Tax Lien Auction Summary, County Tax Lien Sale System, FIG System Screenshot, Tax Certificate

Current Penalty Rate (applicable to Selected Tax Liens in Illinois and New Jersey only)	Penalty Rate Statutory Lists and Instructions

Tax Amount	Certificate of Details, Certificate of Purchase, Certificate of Sale, County Tax Certificate Auction Site, County Tax Certificate Sale Site, County Tax Lien Auction Site, County Tax Lien Auction Summary, County Tax Lien Sale System, FIG System Screenshot, Tax Certificate

Overbid Amount	Certificate of Details, Certificate of Purchase, Certificate of Sale, County Tax Certificate Auction Site, County Tax Lien Auction Site, County Tax Lien Auction Summary, County Tax Lien Sale System, FIG System Screenshot, Tax Certificate

Reimbursable Fees	Certificate of Details, County Tax Certificate Auction Site, County Tax Lien Auction Site, County Tax Lien Auction Summary, County Tax Lien Sale System, FIG System Screenshot, Initial Take Notice, NJ Additional Support, Tax Certificate

Market Value (For all Selected Tax Liens not in New Jersey)	Certificate of Details, County Assessor Report, County Property Appraiser, County Tax Certificate Auction Site, County Tax Lien Auction Site, County Tax Lien Auction Summary, County Tax Lien Sale System, FIG System Screenshot, National Tax Lien Association Property Description, Notice of Valuation, Tax Certificate.

C.	Using (i) certain information in the Data File and (ii) the Calculation Methodology, we recomputed the following attributes for the Selected Tax Liens.

Attribute	Calculation Methodology
Market Value (For Selected Tax Liens in New Jersey)	Recompute the Market Value as the Assessed Value contained in the County Tax Lien Auction Site, County Tax Lien Auction Summary, or FIG System Screenshot divided by the equalized ratio for the respective county contained in the NJ Additional Support.

Interest Amount	Recompute as the Total Unpaid Purchase Amount plus Redemptive Interest Rate stated in the Data File, minus the sum of Redemptive Fees Due and Redemptive Penalty Due stated in the Data File.

Penalty Amount	For Selected Tax Liens in Illinois, recompute Penalty Amount as the product of Total Unpaid Sub Tax Amount in the Data File and the Penalty Rate in the respective Penalty Rate Statutory List. For all other Selected Tax Liens, recompute Penalty Amount as the product of Total Unpaid Tax Lien Amount and the Penalty Rate, both stated in the Data File.

Redemptive Value	Recompute as the sum of (i) the greater of the Total Unpaid Tax Lien Amount and Total Unpaid Purchase Amount, (ii) Interest Amount, (iii) Redemptive Penalty Due, and (iv) Redemptive Fees Due, each stated in the Data File.

Combined OLTV	Recompute as the Redemptive Value divided by the Assessed Value, both stated in the Data File.

D.

For each Selected Tax Liens, the Company instructed us to confirm that the Bankruptcy Field of the Data File is equal to “N.” We found that the Bankruptcy Field of the Data File was equal to “N” for all Selected Tax Liens.

The information regarding the Selected Tax Liens was found to be in agreement with the respective information contained on the Sources, except as listed in Exhibit B.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the Sources, materiality thresholds, Calculation Methodologies, Instructions and information included in the Data File, without verification or evaluation of such information, materiality thresholds, methodologies or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Tax Liens, (ii) the reasonableness of the Calculation Methodologies or Instructions, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Tax Liens to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Tax Liens being securitized, (iii) the compliance of the originator of the Tax Liens with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Tax Liens that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

March 24, 2021

Exhibit A – The Selected Tax Liens

Selected Tax Lien	Selected Tax Lien	Selected Tax Lien	Selected Tax Lien
Number	ID1	Number	ID [1]
1	2021001	51	2021051
2	2021002	52	2021052
3	2021003	53	2021053
4	2021004	54	2021054
5	2021005	55	2021055
6	2021006	56	2021056
7	2021007	57	2021057
8	2021008	58	2021058
9	2021009	59	2021059
10	2021010	60	2021060
11	2021011	61	2021061
12	2021012	62	2021062
13	2021013	63	2021063
14	2021014	64	2021064
15	2021015	65	2021065
16	2021016	66	2021066
17	2021017	67	2021067
18	2021018	68	2021068
19	2021019	69	2021069
20	2021020	70	2021070
21	2021021	71	2021071
22	2021022	72	2021072
23	2021023	73	2021073
24	2021024	74	2021074
25	2021025	75	2021075
26	2021026	76	2021076
27	2021027	77	2021077
28	2021028	78	2021078
29	2021029	79	2021079
30	2021030	80	2021080
31	2021031	81	2021081
32	2021032	82	2021082
33	2021033	83	2021083
34	2021034	84	2021084
35	2021035	85	2021085
36	2021036	86	2021086
37	2021037	87	2021087
38	2021038	88	2021088
39	2021039	89	2021089
40	2021040	90	2021090
41	2021041	91	2021091
42	2021042	92	2021092
43	2021043	93	2021093
44	2021044	94	2021094
45	2021045	95	2021095
46	2021046	96	2021096
47	2021047	97	2021097
48	2021048	98	2021098
49	2021049	99	2021099
50	2021050	100	2021100

[1]	The Company has assigned a unique ID number to each Tax Lien in the Data File. The Selected Tax Lien IDs referred to in this Exhibit are not the Company’s Tax Lien ID numbers.

A-1

Exhibit B – Exception List

Selected Tax	Selected Tax
Lien Number	Lien ID	Attribute	Per Data File	Per Source
92	2021092	Current Penalty Rate	0.00%	12.00%

B-1

Exhibit C - Instructions

Attribute	Instructions

Address	When the Address stated in the Data File was “Unknown” compare the Parcel Number stated in the Data File to the corresponding information contained in FIG System Screenshot or Certificate Details.

Current Penalty Rate	The Company informed us that the Selected Tax Liens in states other than Illinois and New Jersey, have no penalty rate. Therefore, we did not perform the procedure on the Selected Tax Liens in states other than Illinois and New Jersey.

C-1